Exhibit 99.B(10)(b)
197686.001(B&F)


                                     CONSENT


     We hereby consent to the use of our name under the caption
"Miscellaneous-Counsel" in the Statement of Additional Information of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The RBB Fund, Inc. (Registration No. 33-20827) filed under the Securities Act of 1933 and Amendment No. 35 under the Investment Company Act of 1940.




                                       /S/ BALLARD SPAHR ANDREWS & INGERSOLL
                                           ---------------------------------
                                           Ballard Spahr Andrews & Ingersoll

March 4, 1996